UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	September 24, 2014

COVER-ALL TECHNOLOGIES INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-09228	13-2698053
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

412 Mt. Kemble Avenue, Suite 110C, Morristown, New Jersey 07960
(Address of Principal Executive Offices)

Registrant's telephone number, including area code	(973) 461-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cover-All Technologies Inc. (the “Company”) has announced that Maryanne Gallagher, the Company’s Senior Vice President, Product Support, is resigning from the Company, effective September 26, 2014.

The Company has named Sweta Jhunjhunwala to serve as its Senior Vice President, Product Support, effective September 29, 2014.  Ms. Jhunjhunwala will retain her current duties as the Company’s Senior Vice President, Client Services.

[signature on following page]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COVER-ALL TECHNOLOGIES INC.

Date: September 24, 2014	By:	/s/ Ann F. Massey
Ann F. Massey, Chief Financial Officer